UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2005

Vitran Corporation Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ontario	000-26256	000000000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

185 The West Mall , Suite 701, Toronto, Ontario		M9C 5L5
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	416-596-7664

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(1) On December 5, 2005, Vitran Corporation, Inc. (the "Company") appointed Mr. John R. Gossling, to the company's Board of Directors and Chairman of its Audit Committee, effective immediately.

(2) Pursuant to Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing, filed on August 12, 2005, the Company now complies with Nasdaq's audit committee requirements, Nasdaq Market Rule 4350.

(3) Additional information regarding Mr. Gossling’s background and business experience is included in a press release issued by the Company on December 5, 2005, a copy of which is filed with this Form 8-K as exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitran Corporation Inc.

December 5, 2005	By:	Sean P. Washchuk

Name: Sean P. Washchuk
Title: Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Vitran Corporation Inc. Appoints John R. Gossling to Board of Directors